                            REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT, is made and entered into as of the Initial Closing Date (as hereinafter defined), among PAPER WAREHOUSE, INC., a Minnesota corporation (the "Company"), and the Holders (as hereinafter defined).

                                 W I T N E S S E T H:

    WHEREAS, pursuant to the terms of a Confidential Private Placement Memorandum, dated as of November 4, 1994 (the "Private Placement Memorandum"), the Company is issuing as of the Initial Closing Date up to an aggregate of 46 units of securities (each a "Unit"), each Unit consisting of a $50,000 10% Subordinated Note due November 30, 1994 of the Company (a "Note") and one warrant (a "Warrant"), subject to certain adjustments, exercisable into 106.3 shares (the "Warrant Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") at an exercise price of $47.04 per share; and

    WHEREAS, the Holders are willing to have all of their rights with respect to registration of all or any portion of their respective Warrant Shares (as hereinafter defined) under the Securities Act (as hereinafter defined), governed by the provisions of this Agreement (as hereinafter defined).

    NOW, THEREFORE, in consideration of the above recitals, the mutual promises contained herein and for other good and valuable consideration, the parties do hereby agree as follows:

    1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "AGREEMENT" shall mean this Registration Rights Agreement, dated as of the Initial Closing Date.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall have the meaning ascribed thereto in the preamble.

         "COMPANY" shall mean Paper Warehouse, Inc., a Minnesota corporation, and its successors.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "HOLDERS" shall mean any Person (as hereinafter defined) holding Registrable Securities (as hereinafter defined).

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         "INITIAL CLOSING DATE" shall mean the first date upon which the
    Company shall schedule a closing with respect to the purchase of Units by subscribers for Units.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "PERSON" shall mean a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         "REGISTRABLE SECURITIES" shall mean (a) any Warrant Shares, and (b) any securities issued or issuable with respect to the Common Stock or other securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) new certificates for them not beaning a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding. For the purposes of determining the holders of Registrable Securities hereunder on any date, the Warrants shall be deemed to have been exercised as of such date to acquire the number of shares of Common Stock covered thereby.

         "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printlaws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required other than because of the liming of the offering or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of one counsel for all holders retained by the holder or holders of a majority of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, obtained at the request of the underwriter of any public offering of Registrable Securities, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including fees paid to a "qualified independent underwriter" required by the rules of the NASD in connection with a distribution), but excluding underwriting discounts and commissions, and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include

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    salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "SUBSCRIPTION PRICE" shall mean the amount paid to the Company in consideration of the initial issuance of the Registrable Securities or the securities from which the Registrable Securities were issued, whether by way of conversion, stock dividend, stock-split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "WARRANT SHARES" shall mean any shares of Common Stock or other securities issuable upon exercise of the Warrants.

         "WARRANTS" shall have the meaning ascribed thereto in the preamble.

         2.   REGISTRATION UNDER SECURITIES ACT. ETC.

         2.1. INCIDENTAL REGISTRATION. (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms) whether or not for sale for its own account, it will each such time give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this section 2.1. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the reasonable disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED HOWEVER, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this section 2.1.

         (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If (i) a registration pursuant to this section 2.1 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of Holders are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4(b) or, if requested to do so, is not obligated to do so under section 2.4(b)), and (iii) the managing underwriter of such underwriter offering shall inform the Company and the Holders requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is sol advised can be sold in (or during the time of) such offering, FIRST, all securities proposed by the Company to be sold for its own account, and SECOND, such Registrable Securities and other securities of the Company requested to be included in such registration PRO RATA among the Holders on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

         2.2. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in section 2.1, the Company will as expeditiously as possible:

         (i) prepare and (as soon thereafter as possible, but in any event within 90 days after the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.1(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a minimum period of 180 consecutive days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

         (iii) furnish to each seller of Registrable Securities covered by such registration statement and each requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

         (iv) use its best efforts to register or quality all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to quality generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (vi) furnish to each seller of Registrable Securities and each requesting holder a signed counterpart, addressed to such seller (and the underwriters, if any) of

              (x) an opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

              (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such holder (or the underwriters, if any) may reasonably request;

         (vii) notify each seller of Registrable Securities covered by such registration statement and each requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and Furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will finnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

         (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

         (x) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to finnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         2.3. UNDERWRITTEN OFFERINGS. (a) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder as provided in section 2.1 and subject to the provisions of section 2.1(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. Such Holders shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

         (b) HOLDBACK AGREEMENTS. (i) Each Holder agrees by acquisition of such Registrable Securities, if so required by the managing underwriters, not to effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 180 days after any underwritten registration pursuant to section 2.1 has become effective, except as part of such underwritten registration.

         (ii) The Company agrees (x) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Section
2.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or any successor or similar forms thereto, and (y) to use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any such securities, in each ease purchased from the Company at any time after the date of this Agreement (other than in a public offering), to agree not to effect any such public sale or distribution of such securities, during such period.

         2.4. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, upon a Holder agreeing to keep such information confidential, will give each of them access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. In addition, if any such registration statement refers to any Holder of Registrable Securities by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities does not necessarily make such Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such Holder.

         2.5. FURNISH INFORMATION. The holder or holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such holder or holders, the Registrable Securities held by them and the distribution proposed by such holder or holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.6. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holders to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

         2.7. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnity and hold harmless

              (1)  in the case of any registration statement filed pursuant to
         Section 2.1, the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter (including any "qualified independent underwriter" required by the rules of the NASD) in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and

              (ii) in the case of any registration statement of the Company, any requesting holder, its directors and officers and each other Person, if any, who controls such requesting holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or requesting holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, such requesting holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such ease to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or requesting holder, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or such requesting holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

         (b) INDEMNIFICATION BV THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. Notwithstanding the foregoing, the liability of each seller under this Section 2.7(b) shall be limited to an amount equal to the proceeds to each such seller of such securities sold as contemplated herein, unless such liability arises out of or is based on willful conduct by such seller.

         (c) NOTICES OF CLAIMS. ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
In ease any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from ail liability in respect to such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

         (e)  INDEMNIFICATION PAYMENTS.  The indemnification required by this
Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss damage or liability is incurred.

         (f) CONTRIBUTION. If the indemnification provided for in this Agreement shall for any reason be unavailable or insufficient to an indemnified party under Section 2.7(a), 2.7(b) or 2.7(d) hereof in respect to any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the holders of the Registrable Securities included in the offering on the other hand, from the offering of the Registrable Securities, and (ii) the relative fault of the Company on the one hand and the holders of the Registrable Securities included in the offering on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holders of the Registrable Securities on the other with respect to such offering shall be deemed to be in the same proportion as the sum of the total Subscription Price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of the securities (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of the securities (before deducting expenses) received by the holders of the Registrable Securities with respect to such offering exceeds the Subscription Price paid to the Company in respect of the Registrable securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table of the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 2 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable consideration referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 2 shall be deemed to include, for purposes of this Section 2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. EFFECTIVENESS; AMENDMENTS AND WAIVERS. This Agreement shall become effective upon the Initial Closing Date. This Agreement may be amended only if the Company shall have obtained the prior written consent to such amendment of the Holder or Holders of a majority of the Registrable Securities; PROVIDED, HOWEVER, that this Agreement may be amended to include as party hereto a subscriber that consummates the purchase of Units on a date other than the Initial Closing Date without the consent of the Holders and such amendment shall be evidenced only by execution of such subscriber of the Omnibus Signature Page. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 3, whether or not such Registrable Securities shall have been marked to indicate such consent.

         4.   NOMINEES FOR BENEFICIAL OWNERS.  In the event that any
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         5. NOTICES. All communications provided for hereunder shall be sent by first class mail and (a) if to any Holder, to the address that such Holder shall have furnished to the Company in writing or (b) if to the Company, to 7634 Golden Triangle Drive, Eden Prairie, MN 55344, Attention: Yale T. Dolginow, or to such other address as the Company shall have furnished to each Holder in writing.

         6. ADDITIONAL HOLDERS. Each Person purchasing Units pursuant to the Private Placement Memorandum will be a party to this Agreement and such Person shall be bound by all the obligations and entitled to all of the rights of a Holder under this Agreement.

         7. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition,


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

and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Without limiting the foregoing, the registration rights set forth in
Section 2.1 shall be assignable at the option of each of the holders of Registrable Securities, in whole or in part, to any transferee of the Warrants or Registrable Securities.

         8. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF MINNESOTA.

         11. SIGNATURE. THIS REGISTRATION RIGHTS AGREEMENT WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE SUBSCRIBER SIGNS AND DATES THE OMNIBUS SIGNATURE PAGE.



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